UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2000
                                                          ---------------


                                TCSI CORPORATION

             (Exact name of registrant as specified in its charter)


           NEVADA                        0-19377                 68-0140975
  (State of incorporation)            (Commission              (IRS Employer
         File Number)               Identification No.)


               1080 MARINA VILLAGE PARKWAY, ALAMEDA CA    94501-1046
               (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (510) 749-8500

Item 5.  Other Events.

     The Board of Directors of the TCSI Corporation announced the appointment of Yasushi Furukawa as President and Chief Executive Officer of the Company and a member of its Board of Directors. Mr. Furukawa replaces Norman E. Friedmann, Ph.D., who has served as interim President and Chief Executive Officer since December 1999.

Item 7.  Financial Statements and Exhibits.

           Financial Statements

           None.

           Exhibits

           Company Press Release dated August 21, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TCSI Corporation

                                   By:  /s/ Arthur H. Wilder
                                        ----------------------------------------
                                            Arthur H. Wilder
                                            Chief Financial Officer, Secretary
                                              and Treasurer
                                            (Principal Financial Officer and
                                             Principal Accounting Officer)

Date:    August 21, 2000